Third Quarter 2003 Review Wellman, Inc. Investor Relations October 23, 2003

Forward-Looking Statement & Copyright Statements contained in this presentation that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In addition, words such as "believes," "expects," "anticipates," and similar expressions are intended to identify forward- looking statements. These statements are made as of the date hereof based upon current expectations and we undertake no obligation to update the information contained herein. These forward-looking statements involve certain risks and uncertainties, including but not limited to: demand and competition for PET resins and polyester fiber; the financial condition of our customers; availability and cost of raw materials; availability and cost of petrochemical feedstock necessary for the production process; the impact of a governmental investigation of pricing practices in the polyester staple fiber industry; availability of financing, changes in financial markets, interest rates, credit ratings, and foreign currency exchange rates; tax risk; U.S., European, Asian and global economic conditions; prices and volumes of imports; work stoppages; levels of production capacity and profitable operation of assets; changes in laws and regulations; prices of competing products; natural disasters and acts of terrorism; and maintaining the operations of our existing production facilities. Actual results may differ materially from those expressed herein. Results of operations in any past period should not be considered indicative of results to be expected in future periods. Fluctuations in operating results may result in fluctuations in the price of our common stock. For a more complete description of the prominent risks and uncertainties inherent in our business, see our Form 10-K/A for the year ended December 31, 2002. This presentation is copyrighted by Wellman. It cannot be reprinted, recorded or broadcast without Wellman's express permission.

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 Financial Update

Quarterly Sales 1Q01 2Q01 1Q02 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 Fibers & Recycled Products 132.7 120.936 117.1 129.7 124.2 118.2 120.2 118.6 118.5 Packaging Products 135.6 141.4 122.9 138.3 133.1 130.5 166.5 166 143.6 Group Sales - 3Q03 $MM PPG FRPG 3rd QTR 03 143.6 118.5 284.6 257.3 248.7 286.7 262.1

(in $ millions, except per share data) *Includes effect of uncollectable accounts receivable, legal fees related to the Department of Justice investigation of the polyester staple fiber industry, restructuring charges and an accelerated stock vesting charge totaling $3.1 million, or $0.10 per diluted share, for the third quarter 2003 and $6.7 million, or $0.21 per diluted share, for the first nine months of 2003. Summary Financial Information

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 Fibers Update

Wellman Fiber Shipments 1997 1998 1999 2000 2001 1Q01* 2Q01* 3Q01* 4Q01* 1Q02* 2Q02* 3Q02* 4Q02* 1Q03* 2Q03* 3Q03* Wellman U.S. 780.8 754.8 721.7 693.8 616.5 689.2 613.2 611.2 552.4 637.2 710.3 659 616.4 563.4 562.4 606.7 Wellman Europe 169.4 179.7 191.1 190.2 187.3 200 193.2 170.4 186 181.6 176.9 175.4 179.4 184.5 178 158.7 U.S. Industry Shipments 2466 2337 2372 2398 2076 2038 2173 2004 1955 2034 1838 1914 MM Lbs *Annualized Restated for Discontinued Operations U.S. Industry Shipments MM Lbs.

Domestic Textile Mill Shipments 1996 1997 1998 1999 2000 2001 1Q01* 2Q01* 3Q01* 4Q01* 1Q02* 2Q02* 3Q02* 4Q02* 1Q03* 2Q03* Jul-03* Aug-03* Shipments 88.1 89.9 88.7 87.6 86 80 82.4 80.4 79.6 77.6 77 81.8 79.9 79.5 77.6 73.1 73.6 73 *Annualized Source: U.S. Commerce Department $ Billion

U.S. Polyester Staple Consumption 1997 1998 1999 2000 2001 2002 YTD Sept 2002 * YTD Sept 2003 * Domestic Industry Shipments 2262 2123 2169 2189 1881 1823 1845 1715 Imports 555 662 689 620 636 757.7 776 774 MM Lbs. Source: FEB, U.S. Dept of Commerce and Wellman *Annualized Percentage is imports as a percent of U.S. Polyester Staple Consumption 20% 24% 24% 22% 25% 29% 31% 30%

U.S. Textile and Apparel Imports 1996 1997 1998 1999 2000 2001 2002 Jan 02 - Aug 02* Jan 03 - Aug 03* All Others 17419 20800 24001 26580 30646 30598 33322 33252 34192 China 1644 2095 1943 2035 2218 2211 4963 4442 7757 Million Square Meter Equivalents Source: US Commerce Department *Annualized Note: Textile imports from China began growing significantly in 2002 as a result of the elimination of quotas on certain product categories. 19,063 22,895 25,944 28,615 32,864 32,809 38,285 37,694 41,949

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 PET Resins Update

Wellman PET Resin Sales 1997 1998 1999 2000 2001 1Q01* 2Q01* 3Q01* 4Q01* 2002 1Q03* 2Q03* 3Q03* YTD Sept.-02* YTD Sept.-03* Wellman Domestic 422.6 448.4 739.4 889.4 946.9 962.4 948.8 971.6 904 1075.1 1268 1147 1120 1074.4 1178.2 Wellman Europe 154.9 112.1 118.7 126.5 152.7 150 153.6 156.8 150 130.2 138 137.8 139 132.9 138.2 MM Lbs *Annualized

Factors Affecting the PET Resins Market in 2003 Volatile Raw Material Costs Volatile PET Resin Selling Price Changes Increase in PET Resin Supply Adverse Weather Conditions, Especially East of the Mississippi

PET Resin NAFTA Selling Price and Raw Material Cost Volatility in 2003 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 Domestic Average Selling Price 100 104 112 125 117 110 103 102 101 Chemical RM Cost 100 115 133 135 112 102 109 114 120 Source: Chem Data and Wellman INDEX

PET Resin Capacity Additions in 2003 Supplier Announced Capacity (MM Lbs.) Wellman / Voridian 200 M & G 600 DAK 300 Total 1,100

PET Resin NAFTA Selling Price and Producer Inventory Volatility in 2003 1/1/2003 2/1/2003 3/1/2003 4/1/2003 5/1/2003 6/1/2003 7/1/2003 8/1/2003 9/1/2003 Domestic Average Selling Price 100 104 112 125 117 110 103 102 101 Chemical RM Cost 100 115 133 135 112 102 109 114 120 PET Resin Producer Inventory 100 88 82 101 129 146 125 Source: Chem Data and Wellman INDEX

NAFTA PET Resin Consumption 2000 - 2007 1998 1999 2000 2001 2002 2003E 2004E 2005E 2006E 2007E Consumption 4505 4914 5271 5805 6274 6734 7385 8007 8599 9205 MM Lbs. 8.3% CAGR (2000-2007) 7% 8% 7% 10% 8% Source: CCI 7% 7% 10%

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 Cost Reductions

Domestic Wellman Headcount 12/1/1999 12/1/2000 12/1/2001 12/1/2002 9/1/2003 Headcount 1895 1789 1713 1659 1555 Volume 1544.8 1694.3 1665 1739.3 1743 Note: Chart excludes discontinued operations (i.e. Wool, Fayetteville & Marion) in all periods. # of Employees MM Lbs. 17.9% Reduction in Headcount ('99 vs. '03) 12.8% Increase in Volume (99 vs. '03) 37.5% Increase in Pounds / Employee

Cost Reduction Opportunities Plant Initiatives S, G & A Wage, Salary and Benefits Costs $ourceWell Initiatives

1Q98 2Q98 3Q98 4Q98 1Q99 Fibers Group 100.1 91.794 88 75.5 74.285 Recycled Products Group 104.6 98.221 81.7 81 82.041 Packaging Products Group 58.4 71.253 64.7 67.4 62.565 Conclusion and Outlook